UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 1999

                             Grace Development, Inc.
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             (Exact name of registrant as specified in its charter)

       Colorado                       0-25582                    84-1110469
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       (State or other        (Commission File Number)            (IRS Employer
       jurisdiction of                                            Identification
       incorporation)                                               Number)

1690 Chantilly Drive, Atlanta, Georgia                           30324
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (404) 633-3831

            2685 South Dayton Way - Unit # 42, Denver, Colorado 80230
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                (Former address, if changed since last report.)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On November 2, 1999, the Registrant engaged Habif, Arogeti & Wynne, LLP ("HAW") as the Registrant's independent public accountants for 1999. The Registrant has been advised by HAW that neither the firm nor any of its associates has any material relationship with the Registrant or any affiliate of the Registrant.

      Listed below is information concerning a change in the Registrant's certifying accountant made on October 29, 1999 and information concerning the engagement of the new accountant.

      A. Information concerning the resignation of former accountant.

            1. Dohan and Company CPA's, the independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements, was dismissed on October 29, 1999.

            2. The principal accountant's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, however, the principal accountant's reports on the financial statements contained an explanatory paragraph as to a growing concern.

            3. The decision to change principal accounts was approved by the Registrant's Board of Directors. There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the former accountants, would have caused them to make a reference to the disagreement in connection with their reports.

            4. During the Registrant's two most recent fiscal years and the subsequent interim periods preceding the former accountant's resignation:

                  (i) the accountant has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

                  (ii) the accountant has not advised the Registrant that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statement prepared by management;

                  (iii) the accountant has not advised the Registrant (a) of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention, during the two most recent fiscal years and the subsequent interim periods preceding the resignation, that if further investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods

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                        subsequent to the date of the most recent financial
                        statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements or, (b) that due to the account's dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation;

                  (iv) the accountant has not advised the Registrant that (a) information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements) or (b) due to the accountant's dismissal, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its dismissal.

      B. Information concerning the engagement of new accountant.

            HAW was engaged by the Registrant as the principal accountant to audit the Registrant's financial statements on November 2, 1999. On October 21, 1999, the Registrant engaged HAW in connection with the performance of due diligence with respect to a proposed business combination. HAW was paid a retainer of $10,000 in connection with this engagement. Except with respect to such engagement, during the Registrant's two most recent fiscal years and the subsequent interim periods prior to engaging HAW, the Registrant has not consulted HAW regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any other matter.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

            16. Letter from Dohan & Co. dated November 5, 1999.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         GRACE DEVELOPMENT, INC.


                                         By: /s/ Ronald McCallum
                                            ------------------------------------
                                             Ronald McCallum
                                             Chief Financial Officer & Secretary

Dated as of November 5, 1999